                                                                    EXHIBIT 10.3

                                                                 [DIALOGIC LOGO]
201-993-3000
201-993-3093 FAX

DIALOGIC CORPORATION
1515 Route Ten, Parsippany, New Jersey 07054


                       DIALOGIC VOLUME PURCHASE AGREEMENT

This Agreement is between Dialogic Corporation ("Dialogic"), headquartered at 1515 Route 10 East, Parsippany, New Jersey, and

Voicetek Corporation, located at 19 Alpha Road, Chelmsford, Massachusetts, further known for the purposes of this Agreement as "Buyer".

The purpose of this Agreement is to afford Buyer the opportunity to obtain a volume discount based on the total amount of purchases of certain products over a one-year period. This Agreement is intended for use by Buyer if Buyer has demonstrated the ability consistently to purchase products totaling at least 400 ports per year.

The parties hereby agree as follows:

Attachment #1 contains the pricing schedule for, and a list of the products that may be covered by this Volume Purchase Agreement ("Products"). In order to take advantage of a volume discount, Buyer must present Dialogic with a completed Equipment Delivery Schedule (in the form provided by Dialogic, a copy of which is attached) for each Product Buyer will purchase. Each completed Equipment Delivery Schedule will represent Buyer's good faith forecast of the quantity of each Product Buyer intends to purchase over the course of this Agreement.

In addition, Buyer will present to Dialogic, upon execution of this Agreement, a written purchase order detailing exact quantities and ship dates for all Products forecasted for shipment within the first three months of the Agreement. Buyer will also issue to Dialogic, 30 days prior to the end of a quarter, a written purchase order detailing the exact quantities and ship dates for all Product forecasted for the subsequent quarter.

There is one Equipment Delivery Schedule included in this Agreement, all of which taken together is Attachment #2 to this Agreement. * Voicetek agrees to provide written statement of indirect sales, including customer and Dialogic products sold, within 1 month after the end of each quarter.

This Agreement will be retroactive to the date of September 20, 1995.


   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Dialogic Volume Purchase Agreement, page 2


1. SALES CONDITIONS

All purchases of Products by Buyer from Dialogic shall reference this Agreement and shall be governed by the terms and conditions of this Agreement notwithstanding the presence of different or additional provisions on Buyer's standard purchase order form.

Buyer represents that all purchases of Products under this Agreement are for end use or for resale only when sold with Buyer's software or system. Buyer further represents that Products purchased under this Agreement will not be sold independently of software or systems except in the case of supplying spare parts.

2. ORDERING AND TITLE



The Equipment Delivery Schedule(s) for each Product on Attachment #2 of this Agreement represent Buyer's good faith forecast for the term of the Agreement. UPON EXECUTION OF THE AGREEMENT BUYER IS REQUIRED TO FURNISH DIALOGIC WITH A WRITTEN PURCHASE ORDER FOR PRODUCTS FORECASTED FOR SHIPMENT WITHIN THE FIRST 90 DAYS OF THIS AGREEMENT. Buyer shall also issue written purchase orders to Dialogic, for the subsequent 90-day periods of this Agreement at least 30 days prior to the start of that 90-day period. Dialogic will ship Products covered by this Agreement in accordance with instructions on Buyer's written purchase order. Changes to the written purchase order shall be made in accordance with
Section 6 of this Agreement. No Equipment Delivery Schedule or purchase order is accepted until Dialogic issues a written confirmation thereof to Buyer. Confirmation shall not be unreasonably withheld, but Dialogic reserves the right to reject any Equipment Delivery Schedule with a growth rate of 5% or more per month. All shipments by Dialogic are F.O.B. point of shipment by Dialogic. Title to Products and risk of loss pass to Buyer upon delivery to carrier at shipping point. Dialogic will select the carrier if Buyer does not.

Claims for shortages must be made within ten (10) days after arrival. In the event of foreign delivery, Buyer shall be responsible for obtaining any and all export licenses and other international trade documents required by United States laws and all applicable laws of other jurisdictions and Buyer shall at all times comply with all such laws regarding the Products.

Dialogic Volume Purchase Agreement, page 3


3. TERM

The term of this Agreement shall commence on the first day of the earliest month listed on Attachment #2 and continue for a term of 12 months.

4. PAYMENT TERMS AND CONDITIONS

Payment to Dialogic from Buyer for all Products shall be made in certified funds prior to shipment of Products unless other payment terms are negotiated between Buyer and Dialogic.

5. PRICING

The unit price Dialogic shall charge Buyer for the Products is calculated using the Volume Price Schedule (Attachment #1), and all of the Equipment Delivery Schedules for each Product. The sum of all the port totals for all the Products specified on Attachment #2 shall determine, for the first 90 days of this Agreement, the unit price, as shown on Attachment #1, for each Product. Instructions for calculating the total number of ports are included on Attachment #2.

6. SCHEDULE CHANGES

Buyer may cancel or reschedule any order for standard Products, provided written notice is received by Dialogic 30 days before scheduled ship date. If 30-day notice is not received by Dialogic, the following cancellation/reschedule charges shall apply: A charge of 20% of the purchase price for the Product(s) in the affected shipment will be applicable for cancellation/reschedule notices received less than 14 days before the scheduled ship date, and a charge of 10% will be applicable for notices received less than 30, but more than 14 days before the scheduled ship date.

Products not scheduled in the original Attachment #2 may be added at any time during the term of this Agreement, upon the following conditions: Buyer may be required to amend Attachment #2 or one or more Equipment Delivery Schedule(s) to include added Product if (a) Dialogic determines that the added Product represents a large volume that is being shipped on a regular basis; or (b) Dialogic determines that the quantity of added Product requested affects Dialogic's ability to supply the Product; or (c) the total number of ports specified in the original Attachment #2 plus the added Product quantity results in a change in the price level. Equipment Delivery Schedules for added Product are required only for the remainder of the term of this Agreement.

Dialogic Volume Purchase Agreement, page 4


Other changes to the Equipment Delivery Schedules may result in changes in the unit price of Products under the terms and conditions of Section 7 of this Agreement.


7. MINIMUM PURCHASE REQUIREMENTS

Buyer is required to meet minimum quarterly purchase requirements in order to maintain the volume pricing determined under Section 5. Table 1 lists these quarterly minimum purchase requirements. The quarterly figures are cumulative.

          TABLE 1. Minimum Quarterly Port Purchase to Maintain Discount

                          By end of             Per cent of
                            quarter             total port commitment
                    -------------------------------------------------
                                 Q1              *
                                 Q2              *
                                 Q3              *

Progress toward the stated goal will be measured at the end of each quarter (90 days; 180 days; and 270 days from the effective date of this Agreement).

If, at any measuring point, Buyer has not achieved the minimum quarterly purchase requirement, subsequent shipments will be priced at the level shown in Attachment #1 that reflects actual shipment history. Notification of any pricing change, if applicable, will occur within seven (7) days of each measuring point.

If actual purchases of Products by Buyer during any one quarter result in a price increase of more than one level, as shown in Attachment #1, this Agreement will be void and of no further effect and Buyer shall not be entitled to any subsequent volume discount.

Buyer may achieve a greater discount if, at any measuring point, Buyer has purchased sufficient ports to meet the minimum purchase requirements for a lower price shown on Attachment #1.

In order to obtain this higher discount, Buyer must present to Dialogic one or more amended Equipment Delivery Schedule(s) covering the balance of the term of this Agreement. The total number of ports outlined in the amended Equipment Delivery Schedule(s), added to the total number of ports already purchased by Buyer, must equal the number of ports required for the lower price.

     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Dialogic Volume Purchase Agreement, page 5


8. WARRANTY

Products purchased under this Agreement are subject to all the terms and conditions set forth in the Limited Warranty published in the documentation for the individual Products.

9. PATENTS AND COPYRIGHTS

Neither this Agreement nor the sale of any Product or part thereof by Dialogic in accordance with this Agreement confers upon Buyer any license or other right under any patent, trademark, copyright or other intellectual property right pertaining to that Product.

Dialogic computer programs and documentation therefore are patented or are copyrighted or both, and all rights are reserved by Dialogic Corporation. No Dialogic Product or documentation may, in whole or in part, be copied, photocopied, translated, or reduced to any electronic medium without the express prior written permission of Dialogic Corporation.


10. LIABILITY

Dialogic shall not be liable for any costs or damages, and Buyer will indemnify, defend, and hold Dialogic harmless from any expenses, damages, costs, or losses resulting from any suit or proceeding based upon a claim arising from (a) a modification of any Product by a party other than Dialogic after delivery by Dialogic; or (b) compliance with Buyer's designs, specifications, or instructions; or (c) the use of any Product or part thereof furnished hereunder with any other product.

11. CONTINGENCIES

Dialogic shall not be responsible for any failure to perform under this Agreement due to unforeseen circumstances or causes beyond Dialogic's reasonable control. Dialogic may defer delivery for a period equal to the delay caused by such an unforeseen or uncontrollable contingency.

Dialogic Volume Purchase Agreement, page 6


12. MODIFICATION AND JURISDICTION

This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. No modifications or additions to or deletions from these terms shall be binding upon either party unless accepted in writing by an authorized representative of each party. Buyer shall not delegate any obligations hereunder nor assign any interest or rights without prior written consent of Dialogic. This Agreement shall be governed by the laws of the State of New Jersey, and this Agreement shall be deemed to have been entered into and wholly performed in New Jersey.





BUYER'S SHIPPING ADDRESS:

Company Name: Voicetek Corporation
              ------------------------------------------------------------------
Street: 19 Alpha Road
        ------------------------------------------------------------------------
City: Chelmsford    St: MA        Zip: 01824-4175
      ----------        --             ----------


BILLING ADDRESS:

Company Name: Same as Above
              ------------------------------------------------------------------
Address
        ------------------------------------------------------------------------
City                                    St.                 Zip
     ----------------------------------     ---------------     ----------------

PURCHASING CONTACT:

Name: Michael Stahl           Title: Operations Manager
      -------------                  ------------------
Telephone (508) 250-7949      Ext.
          --------------           --------------------

FOR DIALOGIC CORPORATION:                  FOR BUYER:

Dialogic Volume Purchase Agreement, page 7


Signed: /s/ Michael Stahl                    Signed: /s/
        ---------------------------------            ---------------------------
Name: Michael Stahl                          Name:
      -----------------------------------          -----------------------------
Title: Manager of Operations                 Title:
       ----------------------------------           ----------------------------
Date: 11-3-95                            Date: 10/14/95
      -----------------------------------      ---------------------------------

                           Attachment #2
                           -------------
                           Equipment Delivery Schedule

*

     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule


Product                                               Ports    **Note    15000 Port Price
=========================================================================================
ISA VOICE PRODUCTS W/ ON BOARD TELEPHONE INTERFACE

Quickstart Development Platform                                                       *
D/240SC-T1                                             24.0                           *
D/160SC-LS                                             16.0                           *
D/300SC-E1                                             30.0                           *
D/320SC+DTI/212 pkg                                    30.0                           *
D/21D                                                   2.0                           *
D/41D                                                   4.0                           *
D/41E                                                   4.0                           *
D/41ESC                                                 4.0                           *
D/42-NS                                                 4.0                           *
D/42-SL                                                 4.0                           *
D/41D Starter Kit                                       4.0                           *
D/41E Starter Kit                                       4.0                           *


ISA TELEPHONE NETWORK INTERFACES

DTI/240SC **New Product**                              12.0    A                      *
DTI/241SC **New Product**                              16.0    A                      *
DTI/300SC **New Product**                              15.0    A                      *
DTI/301SC **New Product**                              20.0    A                      *
LSI/161SC **New Product**                               8.0    A                      *
LSI/81SC  **New Product**                               4.0    A                      *
DID/120                                                12.0                           *
DID/120-PM                                              2.0                           *
DTI/124                                                12.0                           *
DTI/211                                                12.0                           *
LSI/120                                                 6.0                           *


ISA SHARABLE VOICE RESOURCES

D/121B                                                  6.0                           *
D/240SC                                                12.0                           *
D/320SC                                                16.0                           *
D/81A                                                   4.0                           *
D/160SC **New Product**                                 8.0    A                      *
D/80SC **New Product**                                  4.0    A                      *

**Note:  A: Call your Dialogic Sales Representative for further details
         C: Additional price discounts available, please contact your Dialogic
            Sales Representative for more details
         Z: First copy at no additional cost with the purchase of Dialogic hardware

All PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule


Product                       Ports    **Note    15000 Port Price
=================================================================
ISA SWITCHING COMPONENTS

MSI/160SC - Preliminary        16.0                        *
MSI/240SC - Preliminary        24.0                        *
MSI/80SC - Preliminary          8.0                        *
SI/80 - Preliminary             8.0                        *
AMX/81                          2.0                        *
DMX                             4.0                        *
MSI Baseboard                  12.0                        *
MSI Power Module                                           *
MSI Station Interface           2.0                        *
SA/240 Station Adapter                                     *
AMX ESD Assy                                               *


VME VOICE PRODUCTS

V/S24T1 - Preliminary          24.0                        *
V/S30E1 - Preliminary          30.0                        *


OPEN DSP PLATFORMS

Antares DOS Software            6.0                        *
Antares SDK                    80.0                        *
Antares/2000x33                12.0                        *
Lernout & Hauspie ASR           0.5                        *
Lernout & Hauspie TTS           0.5                        *
Spox Debugger                  20.0                        *
Spox Kernel                    40.0                        *


ISA COMPLEMENTARY PRODUCTS

D/41E-IDPD                      8.0                        *
FAX/120                        12.0                        *
TTS/20                          8.0                        *
TTS/40                         16.0                        *
TTS/80                         24.0                        *
VR/40                          12.0                        *
VRP                             8.0                        *
VRM/40                          4.0                        *
VR/40p                         12.0                        *

**Note: A: Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995

                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule


Product                              Ports    **Note    15000 Port Price
========================================================================
VR/80p                                16.0                        *
VR/120p                               20.0                        *
VR/160p                               24.0                        *
VRM2C                                  4.0                        *
VFX/40SC                               8.0                        *
VFX40ESC                               8.0                        *


MICRO CHANNEL PRODUCTS

D/81-MC                                4.0                        *
LSI/80-MC                              4.0                        *
TTS/40-MC                              4.0                        *
TTS/80-MC                              8.0                        *
VR/81-MC                              16.0                        *


ENHANCED PLATFORMS

DTP 486/33-AC                         12.0    C                   *
DTP 486DX2/66-AC                      12.0    C                   *
DTP Pentium 90-AC                     12.0    C                   *
DTP 486/33-DC                         12.0    C                   *
DTP 486DX2/66-DC                      12.0    C                   *
DTP Pentium 90-DC                     12.0    C                   *
DTP/FR 486/33-AC                      12.0    C                   *
DTP/FR 486DX2/66-AC                   12.0    C                   *
DTP/FR Pentium 90-AC                  12.0    C                   *
DTP/FR 486/33-DC                      12.0    C                   *
DTP/FR 486DX2/66-DC                   12.0    C                   *
DTP/FR Pentium 90-DC                  12.0    C                   *
i486 256k cache upgrade


OPEN DEVELOPMENT PROGRAM

AEB Interface Development Package                                 *
PEB Interface Development Package                                 *
SCSA Spec Updates Service                                         *
SC2000 Development Kit                                            *
SC2000 chip only                                                  *

**Note: A: Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995

                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule


Product                                             Ports    **Note    15000 Port Price
=======================================================================================
SYSTEMS SOFTWARE

Dos Voice Driver                                             Z
OS/2 Voice Driver                                                                $  *
Unix Voice Driver                                                                $  *
App Server Lite                                       4.0                        $  *
App Server Plus                                       8.0                        $  *
AIX Voice Driver                                                                 $  *
Win NT Voice Driver                                                              $  *
Solaris Voice Driver                                                             $  *
Extra Driver Packages                                                            $  *
Extra Documentation Packages                                                     $  *


CT - DIVISION SOFTWARE PRODUCTS

CT Connect V1.0 Full System                                  C                   $  *
CT Connect V1.0 Full System Maintenance                      C                   $  *
CT Connect V1.0 Desk Top System                              C                   $  *
CT Connect V1.0 Desk Top System Maintenance                  C                   $  *
CT Connect V1.0 Desk Top Lite System                         C                   $  *
CT Connect V1.0 Desk Top Lite System Maintenance             C                   $  *
CT Connect Documentation Set                                                     $  *
CT Site Implementation Services                                                  $  *


TOOLS/UTILITIES

AC/101 Audio Coupler                                                             $  *
AIA/2 Audio Interface Adapter                                                    $  *
DID/120 Station Adapter                                                          $  *
SA/120 Station Adapter (LSI/120)                                                 $  *
SA/102 Station Adapter (AMX/81)                                                  $  *
PHED (Phase Editor for Unix)                          1.0                        $  *
VFEdit (Windows Prompt Editor)                        1.0                        $  *
VBASE/40 (DOS Prompt Editor)                                                     $  *
Promptmaster (Audio Coupler)                          1.0                        $  *
Voice Editing Toolkit                                                            $  *


ISA INTERNATIONAL PRODUCTS

D/21D-AN                                              2.0                        $  *

**NOTE:  A: Call your Dialogic Sales Representative for further details
         C: Additional price discounts available, please contact your Dialogic
            Sales Representative for more details
         Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995

   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule


Product        Ports    **Note    15000 Port Price
==================================================
D/21D-JP         2.0                           *
D/21D-SG         2.0                           *
D/21E-CH         2.0                           *
D/21E-DE         2.0                           *
D/21E-DK         2.0                           *
D/21E-FR         2.0                           *
D/21E-NL         2.0                           *
D/21E-SE         2.0                           *
D/21E-UK         2.0                           *
D/41D-AN         4.0                           *
D/41D-CY         4.0                           *
D/41D-CZ         4.0                           *
D/41D-DK         4.0                           *
D/41D-ES         4.0                           *
D/41D-HK         4.0                           *
D/41D-HU         4.0                           *
D/41D-IL         4.0                           *
D/41D-IT         4.0                           *
D/41D-JP         4.0                           *
D/41D-KR         4.0                           *
D/41D-MA         4.0                           *
D/41D-NO         4.0                           *
D/41D-PT         4.0                           *
D/41D-SE         4.0                           *
D/41D-TR         4.0                           *
D/41E-AN         4.0                           *
D/41E-AT         4.0                           *
D/41E-BE         4.0                           *
D/41E-CH         4.0                           *
D/41E-DE         4.0                           *
D/41E-FI         4.0                           *
D/41E-FR         4.0                           *
D/41E-JP         4.0                           *
D/41E-LU         4.0                           *
D/41E-NL         4.0                           *
D/41E-NO         4.0                           *
D/41E-PO         4.0                           *
D/41E-SE         4.0                           *
D/41E-SG         4.0                           *
D/41E-UK         4.0                           *
D/41ESC-AT       4.0                           *
D/41ESC-DEN      4.0                           *
D/41ESC-ES       4.0                           *
D/41ESC-FI       4.0                           *

**NOTE: A. Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US , FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                         Dialogic Volume Pricing Schedule

Product          Ports        **Note    15000 Port Price
=======================================================
D/41ESC-IT         4.0                              *
D/41ESC-LUX        4.0                              *
D/41ESC-NO         4.0                              *
D/41ESC-MY         4.0                              *
D/41ESC-PO         4.0                              *
D/41ESC-SG         4.0                              *
DID/120-HK        12.0                              *
DPD/120-JP        12.0                              *
DTI/212           15.0                              *
DTI/212-AN        15.0                              *
DTI/212-AT        15.0                              *
DTI/212-AU        15.0                              *
DTI/212-BE        15.0                              *
DTI/212-CZ        15.0                              *
DTI/212-ES        15.0                              *
DTI/212-FI        15.0                              *
DTI/212-HU        15.0                              *
DTI/212-IL        15.0                              *
DTI/212-IT        15.0                              *
DTI/212-LU        15.0                              *
DTI/212-NL        15.0                              *
DTI/212-NO        15.0                              *
DTI/212-SE        15.0                              *
DTI/212-TK        15.0                              *
DTI/212-UK        15.0                              *
D/300SC-E1-AN     30.0                              *
FM/80              1.0                              *
LSI/120-ES         6.0                              *
LSI/120-HK         6.0                              *
LSI/120-JP         6.0                              *
LSI/80-AT          4.0                              *
LSI/80-AU          4.0                              *
LSI/80-BE          4.0                              *
LSI/80-CH          4.0                              *
LSI/80-DE          4.0                              *
LSI/80-FI          4.0                              *
LSI/80-IT          4.0                              *
LSI/80-LU          4.0                              *
LSI/80-NL          4.0                              *
LSI/80-UK          4.0                              *
PRI/212-DE        15.0                              *
PRI/212-NL        15.0                              *

**NOTE: A: Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995


CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule

Product                          Ports    **Note    15000 Port Price
====================================================================
GAMMAFAX SINGLE LINE HARDWARE

CPI                                2.0                          *
CPi/100 *New Product*              2.0                          *
XPI                                1.0                          *
CPIMC                              2.0                          *
CPD                                2.0                          *
CP                                 2.0                          *
XP                                 1.0                          *
CP MC                              2.0                          *


GAMMAFAX MULTI-LINE HARDWARE

CP-4/AEB (14.4)                    8.0                          *
CP4/LSI                            8.0                          *
CP-4/MVIP                          8.0                          *
CP-4/MVIP/E                        8.0                          *
ML-MVIP (Daughterboard)            0.0                          *
ML-MVIP/E (Daughterboard)          0.0                          *
CP4/SC                             8.0                          *
CP-6/SC                           12.0                          *
CP-12/SC                          24.0                          *
CP-12/SC Daughterboard            12.0                          *


GAMMAFAX SOFTWARE

Gammapage                          0.0                          *
GPI for MS-DOS, 5.1                0.0                          *
GPI for MS-DOS, 5.0                0.0                          *
GPI for MS-DOS, 4.5                0.0                          *
GPI for OS/2, 5.1                  0.0                          *
GPI for OS/2, 5.0                  0.0                          *
GPI for OS/2, 4.5                  0.0                          *
GDK for SCO Unix                   0.0                          *
GDK for Interactive Unix           0.0                          *
GDK for UnixWare                   0.0                          *


GAMMAFAX UPGRADES

Hardware and Software upgrade      0.0                          *

**NOTE:  A: Call your Dialogic Sales Representative for further details
         C: Additional price discounts available, please contact your Dialogic
            Sales Representative for more details
         Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTES OMISSIONS

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule

Product                            Ports    **Note    15000 Port Price
======================================================================
CP GFax SW & Manuals DOS 5.2         0.0                         *
Gammapage upgrade 5.2                0.0                         *
GPF for MS-DOS, 5.2                  0.0                         *
GPI upgrade for MS-DOS, 5.0          0.0                         *
GPI upgrade for MS-DOS, 4.5          0.0                         *
GPI upgrade for OS/2, 5.1            0.0                         *
GPI upgrade for OS/2, 5.0            0.0                         *
GPI upgrade for OS/2, 4.5            0.0                         *
GFax SW & Manuals OS/2 5.1           0.0                         *


GAMMAFAX SPECIAL VARIATIONS

CPI - KDK                            2.0                         *
CP - KDK                             2.0                         *
CPI Canon                            2.0                         *
RFAX/4000                            4.0                         *
CPI bundle for Optus FACSYS          2.0                         *
XPI bundle for Optus FACSYS          1.0                         *
CPI bundle for Rightfax              2.0                         *
XPI bundle for Rightfax              1.0                         *
CPI bundle for Alcom                 2.0                         *
XPI bundle for Alcom                 1.0                         *


GAMMAFAX INTERNATIONAL VERSIONS

CPI-AU                               2.0                         *
XPI-AU                               1.0                         *
CP-AU                                2.0                         *
XP-AU                                1.0                         *
CP MC-AU                             2.0                         *
CPI-AU (w/ PTT label)                2.0                         *
XPI-AU (w/ PTT label)                1.0                         *
CP-AU (w/ PTT label)                 2.0                         *
XP-AU (w/ PTT label)                 1.0                         *
CP MC-AU (w/ PTT label)              2.0                         *
CP-AT                                2.0                         *
XP-AT                                1.0                         *
CPMC-AT                              2.0                         *
CP-AT (w/ PTT label)                 2.0                         *
XP-AT (w/ PTT label)                 1.0                         *
CPMC-AT (w/ PTT label)               2.0                         *

**NOTE:  A: Call your Dialogic Sales Representative for further details
         C: Additional price discounts available, please contact your Dialogic
            Sales Representative for more details
         Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.


Dialogic Corporation: July 1995

                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                        Dialogic Volume Pricing Schedule

Product                     Ports    **Note    15000 Port Price
===============================================================
CPI-BH                        2.0                         *
CP-BE                         2.0                         *
XP-BE                         1.0                         *
CP MC-BE                      2.0                         *
CPI-CA                        2.0                         *
XPI-CA                        1.0                         *
CPI MC-CA                     2.0                         *
CPD-CA                        2.0                         *
CP4/LSI-CA                    8.0                         *
CP-CS                         2.0                         *
XP-CS                         1.0                         *
CP-DK                         2.0                         *
XP-DK                         1.0                         *
CP MC-DK                      2.0                         *
CP-DK (w/ PTT label)          2.0                         *
XP-DK (w/ PTT label)          1.0                         *
CP MC-DK (w/ PTT label)       2.0                         *
CP-FI                         2.0                         *
XP-FI                         1.0                         *
CP-FR                         2.0                         *
XP-FR                         2.0
CPI-FR                        2.0                         *
CP-DE                         2.0                         *
XP-DE                         1.0                         *
CPI-GB                        2.0                         *
XPI-GB                        1.0                         *
CP-HK                         2.0                         *
XP-HK                         1.0                         *
CP MC-HK                      2.0                         *
CP-HU                         2.0                         *
XP-HU                         1.0                         *
CP-IS                         2.0                         *
XP-IS                         1.0                         *
CP-IN                         2.0                         *
XP-IN                         1.0                         *
CP-IL                         2.0                         *
CPI-IT                        2.0                         *
XPI-IT                        1.0                         *
CP-IT                         2.0                         *
XP-IT                         1.0                         *
CP MC-IT                      2.0                         *
CP-IT (w/ PTT label)          2.0                         *
XP-IT (w/ PTT label)          1.0                         *
CP MC-IT (w/ PTT label)       2.0                         *

**NOTE: A: Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                    COMMISSION. ASTERISKS DENOTES OMISSIONS

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule

Product                       Ports    **Note    15000 Port Price
=================================================================
CP-JP                           2.0                          *
XP-JP                           1.0                          *
CP-JP (w/ PTT label)            2.0                          *
XP-JP (w/ PTT label)            1.0                          *
CPI-KO                          2.0                          *
XPI-KO                          1.0                          *
CP-LU                           2.0                          *
XP-LU                           1.0                          *
CP MC-LU                        2.0                          *
CP-MY                           2.0                          *
XP-MY                           1.0                          *
CP MC-MY                        2.0                          *
CP-MX                           2.0                          *
XP-MX                           1.0                          *
CP-NL                           2.0                          *
XP-NL                           1.0                          *
CP MC-NL                        2.0                          *
CP-NL (w/ PTT label)            2.0                          *
XP-NL (w/ PTT label)            1.0                          *
CP-NL (w/ PTT label)            2.0                          *
CPI-NZ                          2.0                          *
XPI-NZ                          1.0                          *
CP MC-NZ                        2.0                          *
CPI-NZ (w/ PTT label)           2.0                          *
XPI-NZ (w/ PTT label)           1.0                          *
CP MC-NZ(w/ PTT label)          2.0                          *
CP-NO                           2.0                          *
XP-NO                           1.0                          *
CP-NO (w/ PTT label)            2.0                          *
XP-NO (w/ PTT label)            1.0                          *
CP-SG                           2.0                          *
XP-SG                           1.0                          *
CPI-ZA                          2.0                          *
XPI-ZA                          1.0                          *
CP-ES                           2.0                          *
XP-ES                           1.0                          *
CPISE                           2.0                          *
XPI-SE                          1.0                          *
CP-TH                           2.0                          *
XP-TH                           1.0                          *
CPI-Non USA and Canada          2.0                          *
XPI Non USA and Canada          1.0                          *
CPIMC-Non USA and Canada        2.0                          *
CPMC-Non USA and Canada         2.0                          *

**NOTE: A: Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                  ATTACHMENT 1:
                                  -------------
                        Dialogic Volume Pricing Schedule

Product                  Ports    **Note    15000 Port Price
============================================================
CP Non USA and Canada      2.0                          *
XP Non USA and Canada      1.0                          *

**NOTE: A: Call your Dialogic Sales Representative for further details
        C: Additional price discounts available, please contact your Dialogic
           Sales Representative for more details
        Z: First copy at no additional cost with the purchase of Dialogic hardware

ALL PRICES ARE IN US $, FOR STANDARD BOARDS, FOB PARSIPPANY. SHIPPING AND HANDLING NOT INCLUDED. PRICES SUBJECT TO CHANGE WITHOUT NOTICE.

Dialogic Corporation: July 1995

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.